SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): February 28, 2002
                      HEALTHCARE INTEGRATED SERVICES, INC.
             (Exact name of registrant as specified in its charter)
===============================================================================
                Delaware                  000-19636                  22-3119929
      (State or other jurisdiction  (Commission File Number)   (I.R.S. Employer
           of incorporation)                              Identification Number)
===============================================================================

        733 Highway 35, Ocean Township, New Jersey                     07712
         (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code: (732) 774-1411
                                     Not Applicable
        (Former name or former address, if changed since last report.)

         In order to file a copy of the letter from the Registrant's former certifying accountants and announce the engagement of new certifying accountants, this Current Report on Form 8-K/A is being filed to amend and supplement in its entirety the Current Report on Form 8-K filed by the Registrant on March 8, 2002.

 ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) By letter dated February 28, 2002, Deloitte and Touche LLP ("D&T"), independent accountants that have audited the Registrant's financial statements since fiscal 1992, resigned as the Registrant's independent accountants, effective immediately. Subsequent to the retirement of the principal audit partner on the account, the Registrant and D&T evaluated continuing their relationship and decided to terminate it.

                  D&T's report on the Registrant's financial statements for fiscal 2000 noted that the financial statements were prepared assuming that the Registrant would continue as a going concern because "the Company's recurring losses from operations and deficiency in net assets raise substantial doubt about its ability to continue as a going concern." Aside from the foregoing, D&T's reports on the Registrant's financial statements for fiscal 1999 and 2000 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

                  During fiscal 1999 and 2000 and the first three fiscal quarters of fiscal 2001, there were no disagreements between the Registrant and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During such period none of the events listed in Item 304(a)(1)(v) of Regulation S-K occurred.

                  The Registrant has authorized D&T to respond fully to the inquiries of the successor accountant regarding prior audits. The Registrant requested D&T to furnish a letter to the Securities and Exchange Commission stating whether D&T agrees with the statements made by the Registrant in this Form 8-K. Such letter, dated March 14, 2002 and received by the Registrant on March 15, 2002, is attached as an exhibit to this Form 8-K.

         (b) On March 14, 2002, the Registrant engaged J.H. Cohn LLP, Roseland, N.J. ("J.H. Cohn"), as its independent accountants to review and audit its financial statements for fiscal 2001. The engagement of J.H. Cohn was recommended by the Audit Committee and approved by the Board of Directors of the Registrant.

                  During the Registrant's two most recent fiscal years, neither the Registrant nor any of its representatives sought the
                  advice of J.H. Cohn regarding (i) the application   of
                  accounting   principles   to  a  specific   completed  or
                  contemplated transaction or the type of audit opinion that might be rendered on the financial statements of the Registrant; or (ii) any matter that was either the
                  subject  of   disagreement   (as  defined  in  Item
                  304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.
                  16.1     Letter from Deloitte and Touche LLP dated March 14,
                           2002

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SIGNATURE
                                     HEALTHCARE INTEGRATED SERVICES, INC.
                                     (Registrant)

                                     By:/s/  Elliott H. Vernon
                                     ------------------------------
                                     Name:        Elliott H. Vernon
                                     Title:       Chairman of the Board and
                                                  Chief Executive Officer

Date: March 19, 2002

                                INDEX TO EXHIBITS


Exhibit No                                                      Page No.
----------                                                        6